EXHIBIT 23.2
                                                                    ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated January 26, 2001, in the Form 10-K for the year ended December 31, 2002, into the Company's previously filed Registration Statement (No. 333-89527) on Form S-8.


/s/  Fowler, Holley, Rambo, Haynes & Stalvey, P.C.
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FOWLER, HOLLEY, RAMBO, HAYNES & STALVEY, P.C.


Valdosta,  Georgia
March 24, 2003


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